UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Broadway, Suite 700, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 697-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2017, BioScrip, Inc. (the “Company”) issued a press release reporting its 2017 third quarter financial results. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release includes certain non-GAAP financial measures as described therein. As required by Regulation G, reconciliation between any non-GAAP financial measures presented and the most directly comparable GAAP financial measures is also provided.

Item 8.01. Other Events.

As previously announced, the Company will host a conference call to discuss its 2017 third quarter financial results on November 2, 2017, at 9:00 a.m. Eastern Time. Interested parties may participate in the conference call by dialing (888) 372-9592 (U.S.) or by accessing a link on the Company’s website at www.bioscrip.com 5-10 minutes prior to the start of the call. A replay of the conference call will be available for two weeks after the call’s completion by dialing (855) 859-2056 (U.S.) and entering conference call ID number 1115410. An audio webcast and archive will also be available for 30 days under the “Investor Relations” section of the Company’s website.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company, dated November 2, 2017

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and in Exhibit 99.1 hereto, as it relates to the Company’s financial results for the quarter ended September 30, 2017, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: November 2, 2017		/s/ Kathryn Stalmack
	By:	Kathryn Stalmack
Senior Vice President, General Counsel and Secretary